UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 9, 2004

VISX, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10694 (Commission File Number)	06-1161793 (IRS Employer Identification No.)

3400 Central Expressway
Santa Clara, CA 95051-0703
(Address of principal executive offices, including zip code)

(408) 733-2020
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
Item 8.01. OTHER EVENTS
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 9, 2004, the board of directors of the Registrant approved amendments to the following option plans to delete the applicable provisions regarding the termination of options awarded under those plans upon a change of control: the 1987 (Taunton) Stock Option Plan, the 1993 Flexible Stock Incentive Plan, the 1995 Stock Plan, the 1995 Director Option And Stock Deferral Plan, and the 1996 Supplemental Stock Plan.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated option plans, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, all of which are incorporated in this Item 1.01 by reference. These exhibits include all amendments to these plans made to date, including the February 25, 1999 amendments that were not previously filed.

Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 3, 1999, the Registrant filed a Certificate of Amendment (the “Amendment”) to its Restated Certificate of Incorporation to, among other things, increase its total number of shares of all classes of stock that the Registrant is authorized to issue from 90,000,000 to 180,000,000 shares of Common Stock. The Amendment was disclosed, and ultimately approved by, the Registrant’s stockholders in the Registrant’s proxy statement filed on April 2, 1999.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which was not filed previously through an inadvertent oversight but is filed herewith as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 8.01. OTHER EVENTS

Litigation.

On or about November 12, 2004, two putative class action lawsuits were filed in the Superior Court of the State of California in the County of Santa Clara against VISX and the VISX board of directors. The cases are captioned William Kinchy vs. VISX, Inc., et seq., Case No. 104CV030447 and Douglas Shearer vs. VISX, Inc.,et seq., Case No. 104CV030452. The complaints allege that, among other things, the VISX board of directors breached their fiduciary duties of loyalty and due care by deciding to sell VISX to AMO without undertaking sufficient effort to obtain the best offer possible for stockholders. The complaints further allege that the consideration to be paid in the merger is unfair and inadequate, and that VISX’s board of directors breached their fiduciary duties of care, loyalty, and candor to VISX’s public stockholders in connection with the merger. The complaints seek, among other things, an injunction prohibiting VISX from consummating the merger and rescission against the merger and any of the terms of the merger agreement, as well as attorneys’ fees and costs. VISX believes the complaints are without merit and intends to vigorously defend itself against these actions.

Change of Control Severance Agreements.

As disclosed in the Registrant’s proxy statements filed on March 30, 2000, March 22, 2001, April 1, 2002, April 17, 2003 and April 9, 2004, from time-to-time, the Registrant has entered into change of control severance agreements (“Change of Control Agreements”) with its executive officers. The earliest of these agreements were entered into on May 12, 1999 between the Registrant and Derek A. Bertocci and Elizabeth H. Davila. Over time, the Registrant has amended and restated the forms of its Change of Control Agreements and, currently, each of the executive officers is subject to an agreement with same terms and conditions as the form of Change of Control Agreement that is filed as Exhibit 10.6 to this Current Report on Form 8-K. The following is a list of the Registrant’s executive officers who are parties to agreements with terms and conditions identical to the current form of Change of Control Agreement and the date on which the executive first entered into a Change of Control Agreement with the Registrant: Derek A. Bertocci, May 12, 1999; Elizabeth H. Davila, May 12, 1999; Donald L. Fagen, February 1, 2001; Carol F. H. Harner, Ph.D.,

May 12, 1999; Theresa A. Johnson, October 22, 2003, Catherine E. Murphy, September 24, 2001; Douglas H. Post, May 12, 1999; John F. Runkel, Jr., January 29, 2001; Alan F. Russell, Ph.D., June 12, 2001; and Joaquin V. Wolff, January 1, 2001.

Lease.

On July 16, 1992, the Registrant entered into a lease with Sobrato Interests (the “Sobrato Lease”), which covers approximately 52,344 rentable square feet of real property located at 3400 Central Expressway in Santa Clara, California, with a current monthly rent of $146,939. The Sobrato Lease was amended on October 2, 1992, March 8, 1996 and March 29, 2002.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Change of Control Agreement and the Sobrato Lease, copies of which are filed herewith as Exhibits 10.6 and 10.7, respectively, both of which are incorporated in this Item 8.01 by reference. Neither the form of Change of Control Agreement nor the Sobrato Lease referenced above have been filed previously.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit
No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of VISX, Incorporated dated as of June 3, 1999.
10.1	1987 (Taunton) Stock Option Plan as amended November 9, 2004.
10.2	1993 Flexible Stock Incentive Plan as amended November 9, 2004.
10.3	1995 Stock Plan as amended November 9, 2004.
10.4	1995 Director Option and Stock Deferral Plan as amended November 9, 2004.
10.5	1996 Supplemental Stock Plan as amended November 9, 2004.
10.6	Form of Change of Control Severance Agreement.
10.7	Lease dated as of July 16, 1992 by and between Sobrato Interests and VISX, Incorporated and amended on October 2, 1992, March 8, 1996 and March 29, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISX, INCORPORATED
By:	/s/ John F. Runkel, Jr.
John F. Runkel, Jr.
Senior Vice President of Business Development and General Counsel

Date: November 18, 2004

EXHIBIT INDEX

Exhibit
No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of VISX, Incorporated dated as of June 3, 1999.
10.1	1987 (Taunton) Stock Option Plan as amended November 9, 2004.
10.2	1993 Flexible Stock Incentive Plan as amended November 9, 2004.
10.3	1995 Stock Plan as amended November 9, 2004.
10.4	1995 Director Option and Stock Deferral Plan as amended November 9, 2004.
10.5	1996 Supplemental Stock Plan as amended November 9, 2004.
10.6	Form of Change of Control Severance Agreement.
10.7	Lease dated as of July 16, 1992 by and between Sobrato Interests and VISX, Incorporated and amended on October 2, 1992, March 8, 1996 and March 29, 2002.